FEDERATED INTERMEDIATE CORPORATE BOND FUND
(formerly, Federated Intermediate Income Fund)

A Portfolio of Federated Income Securities Trust
Institutional Shares
Institutional Service Shares

SUPPLEMENT TO PROSPECTUSES DATED JUNE 30, 2003.



In the prospectus section entitled "WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND" please add the following paragraph:

     "Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case."



In the prospectus section entitled "WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?" please add the following sub-section:


     "FOREIGN SECURITIES

     Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

|X| it is organized under the laws of, or has a principal office located in, another country;

|X|  the principal trading market for its securities is in another country; or

|X| it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

     It is anticipated that substantially all of the Fund's foreign securities will be denominated in U.S. dollars."

In the prospectus section entitled "WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?" please add the following sub-section:

     "RISKS OF FOREIGN INVESTING

|X| Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

|X| Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

|X| Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments."



In the prospectus section entitled "WHAT DO SHARES COST?" in the first paragraph after the second sentence please add the following sentence:

     "If the Fund purchases foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares."




                                                                  March 31, 2004

Cusips
31420C407
31420C506

30259 (3/04)